EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, AS AMENDED

In connection with the Quarterly Report of Ariel Way, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Arne Dunhem, President, Chief Executive Officer, and Acting Chief Financial Officer of the Company, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of my knowledge:

(1)

The Report fully complies with the reporting requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 19, 2008

/s/ Arne Dunhem
Arne Dunhem
President, Chief Executive Officer and Acting Chief Financial Officer